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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-72232 and 333-13927) of Movado Group, Inc. of our report dated March 24, 1998 appearing on page F-1 of this Form 10-K.


PRICE WATERHOUSE LLP
Morristown, New Jersey
April 22, 1998